Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
1,069 records
Balance: 214,932,113
Silent Seconds

Selection Criteria: Silent Seconds
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Term

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution by Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

Next Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Index Type

18.

Credit Grade

19.

Lien Position

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	2	$100,000.00	0.05%	530	49.74%	8.125%	100.00%
50,001 - 75,000	51	3,337,205.00	1.55	592	80.75	7.794	95.65
75,001 - 100,000	108	9,630,689.00	4.48	625	80.92	7.120	99.11
100,001 - 125,000	153	17,275,454.00	8.03	631	80.46	6.935	99.31
125,001 - 150,000	125	17,087,054.00	7.95	631	80.51	7.084	100.00
150,001 - 175,000	107	17,355,558.00	8.07	648	80.01	6.746	100.00
175,001 - 200,000	83	15,467,573.40	7.19	652	79.56	6.742	98.85
200,001 - 250,000	157	35,005,680.80	16.28	662	80.08	6.682	98.06
250,001 - 300,000	94	25,840,868.69	12.02	662	80.23	6.663	100.00
300,001 - 400,000	122	41,961,374.00	19.52	670	80.56	6.601	97.56
400,001 - 500,000	47	20,876,438.00	9.71	675	80.65	6.505	100.00
500,001 - 600,000	17	9,204,442.00	4.28	702	80.30	6.481	100.00
600,001 - 700,000	3	1,868,750.00	0.87	643	69.62	7.001	100.00
Total:	1,069	$215,011,086.89	100.00%	657	80.22%	6.740%	98.96%

Mimimum Original Balance: 50,000.00
Maximum Original Balance: 632,000.00
Average Original Balance: 201,132.92

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	2	$99,856.14	0.05%	530	49.74%	8.125%	100.00%
50,001 - 75,000	51	3,336,484.51	1.55	592	80.75	7.794	95.65
75,001 - 100,000	108	9,627,214.44	4.48	625	80.92	7.120	99.11
100,001 - 125,000	153	17,264,680.83	8.03	631	80.46	6.935	99.31
125,001 - 150,000	125	17,079,799.74	7.95	631	80.51	7.084	100.00
150,001 - 175,000	107	17,348,466.92	8.07	648	80.01	6.746	100.00
175,001 - 200,000	83	15,462,621.42	7.19	652	79.56	6.742	98.85
200,001 - 250,000	157	34,995,099.13	16.28	662	80.08	6.682	98.06
250,001 - 300,000	94	25,830,246.35	12.02	662	80.23	6.663	100.00
300,001 - 400,000	122	41,946,333.16	19.52	670	80.56	6.601	97.56
400,001 - 500,000	47	20,871,102.33	9.71	675	80.65	6.505	100.00
500,001 - 600,000	17	9,202,529.04	4.28	702	80.30	6.481	100.00
600,001 - 700,000	3	1,867,678.68	0.87	643	69.62	7.001	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Mimimum Remaining Balance: 49,856.14
Maximum Remaining Balance: 631,369.63
Average Remaining Balance: 201,059.04

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	21	$2,478,457.54	1.15%	513	76.59%	8.872%	100.00%
526 - 550	28	2,784,180.58	1.30	538	77.81	8.630	100.00
551 - 575	45	6,574,712.60	3.06	563	83.09	7.853	100.00
576 - 600	107	14,845,791.85	6.91	590	80.65	6.927	97.20
601 - 625	156	26,992,514.72	12.56	612	80.60	6.607	100.00
626 - 650	199	40,485,234.37	18.84	639	80.81	6.686	98.38
651 - 675	227	50,825,134.28	23.65	663	79.95	6.646	99.35
676 - 700	122	29,990,082.83	13.95	687	79.43	6.595	98.48
701 - 725	90	20,774,358.72	9.67	713	80.04	6.610	98.24
726 - 750	41	10,067,545.96	4.68	739	80.24	6.613	100.00
751 - 775	25	7,016,849.94	3.26	758	79.92	6.560	100.00
776 - 800	7	1,929,249.30	0.90	786	80.00	6.476	100.00
801 - 825	1	168,000.00	0.08	816	80.00	7.150	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum FICO: 501
Maximum FICO: 816
WA FICO: 657

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	2	$154,656.14	0.07%	607	64.48%	7.135%	100.00%
181 - 240	2	438,978.21	0.20	680	72.99	6.248	100.00
301 - 360	1,065	214,338,478.34	99.72	657	80.25	6.741	98.96
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	2	$154,656.14	0.07%	607	64.48%	7.135%	100.00%
181 - 348	2	438,978.21	0.20	680	72.99	6.248	100.00
349 - 360	1,065	214,338,478.34	99.72	657	80.25	6.741	98.96
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Remaining Term: 178
Maximum Remaining Term: 359
WA Remaining Term: 357

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	747	$147,680,306.14	68.71%	655	80.18%	6.757%	98.94%
PUD - Detached	145	28,905,066.82	13.45	648	80.33	6.700	99.75
Condo	88	17,027,710.42	7.92	667	79.53	6.591	100.00
2-4 Unit	50	13,438,584.40	6.25	677	81.19	6.928	95.65
PUD - Attached	39	7,880,444.91	3.67	663	80.36	6.574	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	1,058	$212,704,790.89	98.96%	657	80.13%	6.727%	100.00%
Investment Property	11	2,227,321.80	1.04	651	88.69	7.998	0.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	879	$179,404,351.79	83.47%	661	80.55%	6.747%	98.92%
Refinance - Rate/Term	132	24,723,223.49	11.50	636	80.28	6.600	99.52
Refinance - Cashout	58	10,804,537.41	5.03	629	74.67	6.951	98.36
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	4	$1,104,244.63	0.51%	648	41.61%	6.403%	100.00%
50.01 - 60.00	3	744,178.24	0.35	607	56.12	7.209	100.00
60.01 - 70.00	11	1,663,360.65	0.77	590	67.65	7.299	100.00
70.01 - 80.00	939	190,999,308.60	88.86	661	79.92	6.634	99.91
80.01 - 90.00	111	20,340,312.88	9.46	619	86.97	7.680	89.92
90.01 - 100.00	1	80,707.69	0.04	581	95.00	9.200	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Loan-to-Value Ratio: 31.85
Maximum Loan-to-Value Ratio: 95.00
WA Loan-to-Value Ratio By Original Balance: 80.22

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	285	$81,897,347.10	38.10%	672	80.08%	6.471%	98.82%
Florida	96	15,620,191.79	7.27	649	80.72	6.946	97.54
Arizona	64	10,244,446.62	4.77	647	79.52	6.747	100.00
Texas	68	9,192,334.15	4.28	631	80.28	6.982	99.21
New York	28	8,744,486.59	4.07	673	81.22	6.920	100.00
Washington	47	8,420,880.54	3.92	642	77.69	6.573	95.91
Massachusetts	30	7,508,182.02	3.49	673	81.64	6.985	100.00
Colorado	33	6,458,894.70	3.01	640	80.66	6.751	100.00
Nevada	30	6,191,004.59	2.88	652	79.58	6.756	100.00
Illinois	34	5,815,623.00	2.71	655	80.60	6.870	100.00
Other	354	54,838,721.59	25.51	642	80.42	6.988	99.15
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Total Number Of Stated Represented:: 47

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	508	$118,057,161.97	54.93%	677	80.44%	6.918%	99.04%
Full Documentation	523	87,168,035.12	40.56	631	79.90	6.527	99.14
Limited Documentation	38	9,706,915.60	4.52	641	80.46	6.492	96.38
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	9	$2,285,581.41	1.06%	687	80.00%	4.994%	100.00%
5.001 - 5.500	27	5,867,599.47	2.73	676	79.61	5.408	100.00
5.501 - 6.000	144	33,196,449.12	15.45	660	79.21	5.887	100.00
6.001 - 6.500	244	55,032,039.23	25.60	665	79.98	6.323	100.00
6.501 - 7.000	286	57,847,453.31	26.91	660	80.08	6.810	99.67
7.001 - 7.500	163	30,861,687.47	14.36	661	80.45	7.265	97.74
7.501 - 8.000	98	17,151,959.38	7.98	641	81.06	7.768	96.92
8.001 - 8.500	34	5,280,630.22	2.46	622	82.97	8.245	95.74
8.501 - 9.000	36	4,297,432.85	2.00	573	83.11	8.768	93.51
9.001 - 9.500	16	1,761,661.34	0.82	553	83.26	9.282	100.00
9.501 - 10.000	10	1,209,727.63	0.56	561	84.37	9.706	74.72
10.001 - 10.500	1	71,891.26	0.03	501	80.00	10.475	100.00
10.501 - 11.000	1	68,000.00	0.03	512	80.00	10.900	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Rate: 4.990
Maximum Rate: 10.900
WA Rate: 6.740

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	96	$16,361,192.86	7.61%	652	77.27%	6.751%	100.00%
11.501 - 12.000	9	2,285,581.41	1.06	687	80.00	4.994	100.00
12.001 - 12.500	28	6,020,399.47	2.80	674	79.62	5.428	100.00
12.501 - 13.000	130	28,984,189.94	13.49	660	79.98	5.878	100.00
13.001 - 13.500	225	51,467,489.75	23.95	664	80.21	6.328	100.00
13.501 - 14.000	262	54,312,576.67	25.27	661	80.07	6.811	99.65
14.001 - 14.500	148	28,521,427.31	13.27	663	80.83	7.266	97.55
14.501 - 15.000	81	14,849,443.12	6.91	643	81.03	7.769	96.44
15.001 - 15.500	32	5,180,774.08	2.41	624	83.62	8.247	95.66
15.501 - 16.000	34	4,145,332.85	1.93	571	82.86	8.768	93.27
16.001 - 16.500	16	1,761,661.34	0.82	553	83.26	9.282	100.00
16.501 - 17.000	7	970,152.63	0.45	564	85.42	9.704	68.47
17.001 - 17.500	1	71,891.26	0.03	501	80.00	10.475	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Maximum Rate: 11.990
Maximum Maximum Rate: 17.475
WA Maximum Rate: 13.737

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	96	$16,361,192.86	7.61%	652	77.27%	6.751%	100.00%
2.001 - 2.500	1	148,000.00	0.07	602	80.00	6.950	100.00
4.501 - 5.000	63	12,929,893.16	6.02	668	80.32	6.656	100.00
5.001 - 5.500	55	10,254,185.24	4.77	649	80.80	6.553	96.44
5.501 - 6.000	833	170,582,213.71	79.37	657	80.48	6.748	99.12
6.001 - 6.500	19	4,366,127.72	2.03	663	80.15	6.915	91.62
6.501 - 7.000	1	135,000.00	0.06	544	75.00	8.500	100.00
7.001 - 7.500	1	155,500.00	0.07	591	63.47	9.400	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 7.250
WA Gross Margin: 5.637

15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	96	$16,361,192.86	7.61%	652	77.27%	6.751%	100.00%
2006-06	1	116,869.21	0.05	652	80.00	5.400	100.00
2006-07	1	172,227.51	0.08	635	80.00	5.500	100.00
2006-10	2	241,537.99	0.11	674	80.00	6.336	100.00
2006-11	3	543,087.07	0.25	677	80.00	6.016	100.00
2006-12	8	1,842,150.36	0.86	694	80.00	5.536	100.00
2007-01	30	6,811,029.24	3.17	656	80.59	6.426	94.63
2007-02	194	41,157,929.97	19.15	658	80.50	6.946	98.23
2007-03	638	130,236,676.53	60.59	656	80.43	6.721	99.13
2007-04	41	6,279,607.00	2.92	654	80.50	6.930	100.00
2007-09	1	116,148.63	0.05	708	80.00	5.500	100.00
2007-12	3	529,292.21	0.25	621	80.00	6.030	100.00
2008-01	1	296,000.00	0.14	670	80.00	6.000	100.00
2008-02	8	1,481,589.64	0.69	649	80.34	6.364	100.00
2008-03	42	8,746,774.47	4.07	657	80.82	6.653	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	237	$48,588,105.79	22.61%	660	80.46%	7.098%	100.00%
7 - 12	24	6,010,878.15	2.80	655	81.25	7.166	95.90
13 - 24	678	137,109,397.86	63.79	657	80.49	6.616	98.56
25 - 36	130	23,223,730.89	10.81	650	77.89	6.613	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

17. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	661	$121,090,820.21	56.34%	655	80.53%	6.861%	98.16%
2/28 ARM - 2 Yr IO	250	64,346,694.69	29.94	661	80.26	6.526	100.00
2/28 ARM - 5 Yr IO	7	1,963,599.98	0.91	690	81.56	7.276	100.00
3/27 ARM	30	5,525,593.95	2.57	649	81.28	6.587	100.00
3/27 ARM - 3 Yr IO	21	4,909,411.00	2.28	662	80.12	6.523	100.00
3/27 ARM - 5 Yr IO	4	734,800.00	0.34	647	80.00	6.544	100.00
Fixed - 15 Year	2	154,656.14	0.07	607	64.48	7.135	100.00
Fixed - 20 Year	2	438,978.21	0.20	680	72.99	6.248	100.00
Fixed - 30 Year	92	15,767,558.51	7.34	652	77.52	6.761	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	1,009	$205,091,763.79	95.42%	659	80.24%	6.720%	99.20%
A-	11	1,274,553.72	0.59	557	80.83	8.207	82.35
A+	41	7,550,283.41	3.51	613	80.38	6.828	95.16
B	4	382,211.77	0.18	564	77.86	8.357	100.00
C	2	211,800.00	0.10	555	76.81	9.026	100.00
C-	2	421,500.00	0.20	564	67.59	7.728	100.00
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%
Total:	1,069	$214,932,112.69	100.00%	657	80.22%	6.740%	98.96%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 14, 2005 14:59

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.